UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 30, 2010

 rVue Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-158117	94-3461079
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

1516 E. Tropicana Ave., Suite 155 Las Vegas, Nevada	89119
(Address of Principal Executive Offices)	(Zip Code)

 (Registrant's Telephone Number, Including Area Code):  (559) 853-4443

Rivulet International, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers.

On April 30, 2010, the following person became the secretary of the Company.  Officers are appointed by the board of directors and serve at the discretion of the board.

Name	Age	Position with the Company
Mark J. Tolstoi	53	Secretary

Biography

     Mark J. Tolstoi. Mr. Tolstoi is a practicing attorney in Roseland, New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC. (Registrant)
Date: May 10, 2010	By: /s/ Mark J. Tolstoi
Mark J. Tolstoi
Secretary